SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  June 5, 2003
           ----------------------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)



                       ESTERLINE TECHNOLOGIES CORPORATION
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             (Exact name of registrant as specified in its charter)

         Delaware                    001-06357              13-2595091
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(State or other jurisdiction   (Commission File No.)       (IRS Employer
    of incorporation)                                   Identification No.)

                 10800 NE 8th Street, Bellevue, Washington 98004
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          (Address of principal executive offices, including zip code)

                                 (425) 453-9400
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              (Registrant's telephone number, including area code)





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Item 5. Other Events

     Esterline Technologies Corporation, a Delaware corporation (the "Company"), is filing this current report on Form 8-K for the purpose of filing with the Securities and Exchange Commission the Company's press release, dated June 5, 2003, announcing that the Company has priced a private placement of $175 million aggregate principal amount of its 7.75% Senior Subordinated Notes due 2013. A copy of the press release issued by the Company on June 5, 2003, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     99.1 Press release issued by Esterline Technologies Corporation, dated June 5, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           Date:  June 5, 2003

                       ESTERLINE TECHNOLOGIES CORPORATION

                       By:  /s/ Robert D. George
                          ------------------------------------------------------
                          Name:       Robert D. George
                          Title:      Vice President, Chief Financial Officer,
                                      Secretary and Treasurer



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                                  EXHIBIT INDEX



Exhibit No.             Description

99.1 Press release issued by Esterline Technologies Corporation, dated June 5, 2003.